Pioneering mRNA Cell Therapy for Autoimmunity April 2025 Exhibit 99.2

Disclosures For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Cartesian Therapeutics, Inc. (the “Company”) or any person on their behalf, any question-and-answer session that follows such oral presentation, hard copies of this document and any materials distributed at, or in connection with, such oral presentation. The Company’s product candidates are investigational clinical product candidates currently under clinical evaluation and study. The Company’s product candidates have not been approved for use by the U.S. Food and Drug Administration ("FDA"). Any reference to the Company’s product candidates’ potential benefits, safety, or efficacy is based on observations from ongoing clinical research and should not be interpreted as definitive clinical evidence. Use or discussion of the Company’s product candidates is limited to the context of clinical research and free scientific exchange of information and is not intended for the general public, as medical advice, nor as any suggestion or indication that the Company’s product candidates have been found by the FDA to be safe or effective or approved for use outside of clinical trials. Forward-looking Statements Any statements in this presentation about the future expectations, plans and prospects of the Company, including without limitation, statements about the Company’s expected cash resources and cash runway, statements regarding the ability of the Company’s product candidates to be administered in an outpatient setting or without the need for preconditioning lymphodepleting chemotherapy, the potential of Descartes-08, Descartes-15, or any of the Company’s other product candidates to treat myasthenia gravis, juvenile myasthenia gravis, systemic lupus erythematosus, juvenile systemic lupus erythematosus, juvenile dermatomyositis, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s ability to conduct its clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the novelty of treatment paradigms that the Company is able to develop, the potential of any therapies developed by the Company to fulfill unmet medical needs, and enrollment in the Company’s clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward- looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial, whether results of early clinical trials will be indicative of the results of later clinical trials and whether results observed in certain patient subgroups will be indicative of the results in such subgroups in later clinical trials or are reflective of a product candidate's overall characteristics, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, political uncertainty, the Company’s reliance on third parties to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation, except as required by law. Forward-looking statements PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY2

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY3 Clinical-stage company pioneering mRNA cell therapies designed to expand the reach of cell therapy to autoimmunity • Pipeline of mRNA cell therapies designed to be dosed more reliably and safely in an outpatient setting without lymphodepletion • Descartes-08: Investigational mRNA CAR T-cell (CAR-T) with deep and durable responses observed in randomized, double-blind, placebo- controlled Phase 2b trial in patients with myasthenia gravis (MG) • Wholly-owned GMP manufacturing designed to enable rapid optimization of processes in iterative manner * As of December 31, 2024; includes cash, cash equivalents and restricted cash GMP, Good manufacturing practices CAR, Chimeric antigen receptor • Phase 3 AURORA trial expected to dose first patient in 2Q25 • Open-label Phase 2 trial ongoing in Systemic Lupus Erythematosus (SLE); data readout expected in 2H25 • Pediatric basket trial expected to initiate in 2H25 DESCARTES-08 MULTIPLE ANTICIPATED NEAR-TERM CATALYSTS • Next-generation mRNA CAR-T candidate • Dosing underway in first-in-human Phase 1 dose escalation trial DESCARTES-15 • Strong balance sheet with approximately $214 million* • Expected to support planned operations, including completion of planned Phase 3 trial of Descartes-08 for MG, into mid-2027 CASH RESOURCES

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY4 Cartesian’s mRNA approach is designed to expand the reach of potent cell therapy products to address autoimmunity No Lymphodepletion No associated cytopenia, secondary malignancies, or other chemotherapy toxicities Administered Outpatient Convenient dosing schedule Delivered at Therapeutic Levels Administered at therapeutic doses without uncontrollable proliferation Transient Cell Modification Does not carry risk of genomic integration

Asset Indications Discovery/Preclinical Phase 1 Phase 2 Phase 3 Descartes-08 Autologous mRNA CAR-T Myasthenia Gravis (MG) Systemic Lupus Erythematosus (SLE) Pediatric Autoimmune Diseases* Descartes-15 Autologous mRNA CAR-T Autoimmune Diseases** Wholly-owned pipeline targets autoimmune disease PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY5 * Investigational new drug (IND) amendment made for Phase 2 pediatric basket trial, includes juvenile SLE, juvenile MG, juvenile dermatomyositis, and anti-neutrophil cytoplasmic antibody (ANCA) associated vasculitis ** Dosing in Phase 1 dose escalation trial in myeloma underway

Engineered by transfection of autologous CD8+ T cells with mRNA encoding anti-BCMA CAR Granted U.S. FDA orphan and RMAT designations for generalized myasthenia gravis, and RPDD for juvenile dermatomyositis Typical lot processed for infusion within as little as ~3 weeks RMAT, Regenerative Medicine Advanced Therapy RPDD, Rare Pediatric Disease Designation PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY6 Descartes-08 is an mRNA CAR T-cell therapy in clinical development for autoimmune disease FDA, U.S. Food and Drug Administration BCMA, B-cell maturation antigen

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY7 Descartes-08 in Myasthenia Gravis

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY8 Myasthenia gravis is a rare, progressive autoimmune disease with significant unmet need Current treatments require chronic or frequent administration and have limited durability Characterized by debilitating fatigue and muscle weakness Limbs Respiratory Ocular Facial >120,000 Patients in the U.S. and EU Significant unmet need remains

AURORA: Randomized double-blind, placebo-controlled Phase 3 trial of Descartes-08 in AChR Ab+ gMG expected to dose first patient in 2Q25

INCLUSION CRITERIA
- AChR Ab+
- MGFA Class II-IV
- MG-ADL ≥6
- On stable doses of immunosuppressants



aurora
TRIAL
Masked Dosing
Six weekly doses of Descartes-08 or placebo
Primary Endpoint Assessment
Descartes-08
~100 Participants 1:1
Placebo
Follow-Up
Month 5, Month 6, Month 9, Month 12
Follow-Up
Month 5, Month 6, Month 9, Month 12
Optional Descartes-08 infusions
WK1
WK6
WK8
WK12
WK16
Masked Follow-Up
Month 1, Month 2, Month 3, Month 4
Single infusion

PRIMARY ENDPOINT
- Proportion of participants with MG-ADL improvement of ≥3 points at Month 4, relative to placebo

KEY SECONDARY ENDPOINTS
- Proportion of participants with MGC improvement of ≥4 points at Month 4
- MG-ADL and MGC change from baseline to Month 4
- Quantify clinical effect of Descartes-08 over 1 year

MG-ADL, Myasthenia Gravis Activities of Daily Living scale
gMG, Generalized myasthenia gravis
MGFA, Myasthenia Gravis Foundation of America
MGC, Myasthenia Gravis Composite
MG QMG, Quantitative MG Scores
MG QoL 15R, MG Quality of Life 15-revised
AChR Ab+, Acetylcholine receptor autoantibody positive

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Deep and durable responses maintained over 12 months in participants treated with Descartes-08 in Phase 2b PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY10 Deepening responses observed over time Durable responses observed over time Deepest responses observed in participants without exposure to prior biologic therapy Safety profile continues to support outpatient administration Planned Phase 3 AURORA study design finalized following meeting with U.S. FDA • Primary endpoint to assess MG- ADL improvement of ≥3 points at Month 4 relative to placebo • SPA agreement received from FDA indicating that the proposed trial design is acceptable to support a future BLA* • Expected to dose first patient in 2Q25 SPA, Special Protocol Assessment BLA, Biologics License Application *Subject to the ultimate outcome of the trial

Deepening responses observed in participants treated with Descartes-08

Primary Efficacy Dataset



D1 M1 M2 M3 M4 M6 M9 M12
0
−1
−2
−3
−4
−5
−6
MG−ADL score
Clinically meaningful decrease



D1 M1 M2 M3 M4 M6 M9 M12
0
−1
−2
−3
−4
−5
−6
QMG score
Clinically meaningful decrease

Descartes-08 ■ Placebo

Month 3 (n=15), Month 4 to Month 12 (n=12*)
*Three participants lost to follow-up

- Average MG-ADL reduction of 5.5 (±1.1) points at Month 4, **maintained through Month 12 (4.8±1.4)**
- Average QMG reduction of 4.8 (±1.7) points at Month 4, **deepened through Month 12 (6.0±2.1)**
- 83% of participants reaching Month 12 maintained clinically meaningful response

33% of participants achieved minimum symptom expression at Month 6 and maintained it through Month 12

11 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Minimum symptom expression: MG-ADL 0-1

Cartesian therapeutics

Deepest responses observed in participants with no prior exposure to complement or FcRn inhibitors

Primary Efficacy Dataset (No Prior Biologics)



D1 M1 M2 M3 M4 M6 M9 M12
0
-2
-4
-6
-8
MG−ADL score
Clinically meaningful decrease
D1 M1 M2 M3 M4 M6 M9 M12
0
-2
-4
-6
-8
-10
QMG score
Clinically meaningful decrease
Descartes-08

Month 3 (n=9), Month 4 (n=7*), Month 6 (n=7), Month 9 (n=7), Month 12 (n=7)
*Two participants lost to follow-up

- Average MG-ADL reduction of 6.6 (±1.5) points at Month 4, **maintained through Month 12 (7.1±1.9)**
- Average QMG reduction of 5.9 (±2.4) points at Month 4, **deepened through Month 12 (9.4±2.6)**
- 100% of participants maintained clinically meaningful response at Month 12

57% of participants achieved minimum symptom expression at Month 6 and maintained it through Month 12

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Safety profile supports outpatient administration with no AEs reported after Month 3 through final follow-up

	Descartes-08 (n=20)			Placebo (n=16)		
	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3
Headache	7 (35%)	4 (20%)		2 (13%)	3 (19%)	
Chills	8 (40%)	4 (20%)				
Nausea	3 (15%)	6 (30%)		1 (6%)	2 (13%)	
Fever	7 (35%)	4 (20%)	1 (5%)			
Fatigue	4 (20%)	1 (5%)		1 (6%)		
Myalgia	4 (20%)	2 (10%)				
Infusion related reaction	1 (5%)	2 (10%)	1 (5%)	1 (6%)		
Muscle weakness	1 (5%)	1 (5%)		1 (6%)		
Arthralgia	1 (5%)	1 (5%)			1 (6%)	
Tachycardia	3 (15%)					
Upper respiratory infection		1 (5%)			1 (6%)	
Herpes simplex reactivation	1 (5%)		1 (5%)			
Dysgeusia	3 (15%)					
Diarrhea	1 (5%)				1 (6%)	
Sweating	1 (5%)			1 (6%)		
Limb edema	1 (5%)	1 (5%)				
Flushing	2 (10%)					
Dyspnea	1 (5%)	1 (5%)				
Insomnia	2 (10%)					
Vomiting	2 (10%)	1 (5%)				
Tremor	2 (10%)					

- **Most commonly observed AEs through Month 3 include: headache, chills, nausea and fever, all of which typically resolved within 24 hours of infusion**
- **No AEs reported after Month 3**
- **No hypogammaglobulinemia or increased infections reported**
- **No difference in vaccine titers between Descartes-08 and placebo**

Total AEs reported through Month 12 for Descartes-08-treated patients and through Month 3 for placebo-treated patients

Safety dataset comprises all subjects who received at least one dose of Descartes-08 (n=20) or placebo (n=16)

All Grade 1–2 adverse events deemed possibly, probably or definitely related to the study drug with a cumulative incidence ≥10% and all Grade 3 adverse events deemed possibly, probably or definitely related to the study drug are reported. There were no Grade 4 adverse events

AE, Adverse event

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Phase 2a trial update: Descartes-08 retreatment continues to elicit deep and durable responses



Participant 1
Descartes-08 infusions
Descartes-08 retreatment
Scr
M4
M6
M9
M12
M15
M18
M21
M24
MGC score
0
5
10
15
20
25
Participant 2
Descartes-08 infusions
Descartes-08 retreatment
Scr
M4
M6
M9
M12
M15
M18
M21
M24
MGC score
0
5
10
15
20
25

- Three participants retreated to date, two of whom maintain minimum symptom expression 2 years after initial treatment
- Third participant achieved 4-point reduction in MG-ADL and 6-point reduction in MGC at the most recent, Month 2 follow-up of retreatment

Manuscript submitted for peer review; pre-print available at medRxiv.org.

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PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY15 Descartes-08 focuses the T-cell repertoire and selectively alters the autoreactome, showing clear biological activity Descartes-08 focuses the T-cell repertoire in a manner that correlates with clinical effect p=0.048 (Wilcoxon signed rank test) TCR Diversity D57 vs D1 Data show Clinical Score and TCR Sequencing TCR Diversity (Downsampled Rearrangements) in Phase 2a samples analyzed at Adaptive Biotechnologies (R06 dataset). For certain subjects where TCR sequencing sample data was unavailable, D1 data was imputed from Screen, and D57 data was imputed from D85. Samples from one re-treated patient were analyzed as indicated. P-value is provided for Wilcoxon matched-pairs signed rank test on all primary-treatment data pairs from D1 vs D57. Descartes-08 selectively alters the self-reactive branch of the antibody repertoire (i.e., autoreactome1) 1Bodansky et al., Journal of Clinical Investigation 2024, doi: 10.1101/2023.12.19.23300188. Serum analysis of 2Myasthenia gravis patients receiving Rituximab targeting CD20+ B cells, 3lymphoma patients receiving conventional CD19 DNA CAR-T, or 4gMG patients following infusion with DC-08. Data compare D85 to D1 for MG open label cohort (N=13). Pe ar so n R- Va lu e 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 051015 0 20000 40000 60000 80000 100000 Clinical Score (MG-ADL) TC R di ve rs ity (C lo no ty pe s/ 10 0K ) D1 D57 Timepoint Retreatment Minimal change in autoreactivity Pe ar so n R- Va lu e 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 R = 0.887 3CD-19 CAR-T (Lymp) Pe ar so n R- Va lu e 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 R = 0.850 4DC-08 BCMA CAR-T (MG) R = 0.493 2Rituximab/CD-20 (MG)T cell Repertoire vs. clinical score (MG-ADL) Large change in autoreactivity TCR, T-cell receptor

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY16 Descartes-08 Additional Indications

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY17 Exploring potential of Descartes-08 in Systemic Lupus Erythematosus (SLE) • Open-label trial in up to 30 adults with moderate to severe multi-refractory SLE and no CNS involvement • Designed to assess safety, tolerability, and manufacturing feasibility of Descartes-08 in patients with SLE • Secondary objectives include standard measures of clinical activity in SLE: • Systemic Lupus Erythematosus Disease Activity Index 2000 (SLEDAI-2K) • Physician Global Assessment (PGA) • Systemic Lupus Erythematosus Responder Index (SRI) • British Isles Lupus Assessment Group (BILAG)–based Composite Lupus Assessment (BICLA) • Data readout expected in 2H25 Screening (Days -60 to -15) Leukapheresis & Cell Processing (Days -59 to -14) ~3 Weeks Vein-to-Vein Time Descartes-08 (Day 1, 8, 15, 22, 29, 36) Safety/Response Assessment (Day 50) Follow up visits (Months 3, 6, 9, 12) PHASE 2 TRIAL ONGOING CNS, Central nervous system

Intend to leverage the potential of Descartes-08 across multiple clinical programs PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY18 • Phase 3 AURORA trial expected to dose first patient in 2Q25 • RMAT designation expected to support efficient development plan in collaboration with FDA MG SLE Potential New Indications Leveraging clinical proof-of-concept of Descartes-08 in MG to expand autoimmune pipeline • Open-label Phase 2 trial ongoing • Data readout expected in 2H25 • IND amendment filed for pediatric basket trial in certain autoimmune diseases • Trial expected to initiate in 2H25

Descartes-08 has the potential to address pediatric indications, a severely underserved population

DC-08's observed safety profile combined with significant unmet need in pediatric autoimmune disease supports clinical development plan

- No lymphodepleting chemotherapy
- No integrating vectors
- Fully outpatient treatment with 1hr post-infusion monitoring
- No observed CRS or ICANS

Anticipated Pediatric Basket Trial Timeline

- Rare Pediatric Disease Designation for DC-08 in juvenile dermatomyositis granted in September 2024
- IND amendment filed to include DC-08 in juvenile SLE in December 2024
- Pediatric basket trial expected to initiate in 2H25

Juvenile SLE	Juvenile MG	Juvenile Dermatomyositis	ANCA-Associated Vasculitis
↓	↓	↓	↓

Dose escalation (n=3)
Week 1: DL 1
Week 2: DL 2
Week 3: DL 3
Weeks 4–6: DL 3 (if no DLTs)

Juvenile SLE	Juvenile MG	Juvenile Dermatomyositis	ANCA-Associated Vasculitis
Expansion (n=10) Weeks 1–6: MTD once-weekly	Expansion (n=10) Weeks 1–6: MTD once-weekly	Expansion (n=10) Weeks 1–6: MTD once-weekly	Expansion (n=10) Weeks 1–6: MTD once-weekly

DL, Dose level
DLT, Dose limiting toxicity
MTD, Maximum tolerated dose
ICANS, Immune effector cell-associated neurotoxicity syndrome
CRS, Cytokine release syndrome

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PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY20 Descartes-15

Descartes-15, a next generation anti-BCMA mRNA CAR-T with >10x potency observed in preclinical studies PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY21 Potent killing of BCMA+ cancer cells (single target exposure) (1:2) (1:8) (1:32) 0 50 100 % S pe ci fic K ill in g DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control (1:2) (1:8) (1:32) 0 50 100 % S pe ci fic K ill in g DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control Descartes-15 is an anti-BCMA mRNA CAR-T with potential disruptive features: • Engineered for maximum potency and CAR stability, even in the presence of target-driven suppression of CAR • Clinical strategy expected to leverage safety and clinical activity data from Descartes-08 • Phase 1 trial ongoing Day 0 Day 1 Day 2 Day 5 Day 7 Day 9 0 1000 2000 3000 M FI DC-15 DC-08 Vehicle EP escartes-08 escartes-15 Control Superior CAR expression in BCMA+ cancer cells Contro l Des ca rte s-1 5 0 2×108 4×108 6×108 8×108 Day 21 To ta l F lu x (p /s )Control Descartes-15 Contro l Des ca rte s-1 5 0 1×107 2×107 3×107 Day 11 To ta l F lu x (p /s ) ay 21ay 11Efficient killing of BCMA+ target cells* Day 11 *MM1-S disseminated myeloma model in NSG mice infused with either control T-cells or Descartes-15. Persistent killing of BCMA+ cancer cells (multiple exposures)

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY22 Wholly-owned, in-house manufacturing FUTURE GROWTH Clinical and commercial manufacturing scale capabilities support maturing pipeline and future growth QUICK TO ADAPT Flexibility to quickly adapt to changes in processes or needs WHOLLY-OWNED Ownership of quality control and production timelines COST EFFICIENT Potential cost efficiency Facility located in Frederick, MD ~30,000 sq. ft. state-of- the-art cGMP facility

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY23 STRONG FINANCIAL POSITION: Expected to Support Pipeline Through Key Milestones * As of 12/31/24. Further includes Series A Non-Voting Convertible Preferred Stock and Series B Non-Voting Convertible Preferred Stock that remain subject to beneficial ownership limitations that are convertible into shares of common stock and includes outstanding options, RSUs and warrants. $214.3M <70 FULL TIME EMPLOYEES Based in Gaithersburg, MD and Frederick, MD 25.8M Basic shares outstanding as of 12/31/24 33.1M Fully diluted shares outstanding* In cash, cash equivalents and restricted cash as of 12/31/24

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY24 Our team | Management Carsten Brunn, PhD PRESIDENT AND CEO Blaine Davis CHIEF FINANCIAL OFFICER Metin Kurtoǧlu, MD, PhD CHIEF TECHNOLOGY OFFICER Miloš Miljković, MD CHIEF MEDICAL OFFICER Emily English, PhD CHIEF OPERATIONS OFFICER Matthew Bartholomae GENERAL COUNSEL, SECRETARY Chris Jewell, PhD CHIEF SCIENTIFIC OFFICER

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY25 Key Takeaways Pioneering mRNA Cell Therapies Pipeline designed to expand the reach of cell therapy to autoimmunity Experienced Leadership Team Focused on disciplined investment and creating value for stockholders and patients Strong Balance Sheet to Support Maturing Pipeline Current cash expected to support Descartes- 08 through the completion of Phase 3 in mid- 2027 Maturing Pipeline with Expected Near-term Catalysts • Descartes-08 in MG: Phase 3 AURORA trial expected to dose first patient in 2Q25 • Descartes-08 in SLE: Enrollment in Phase 2 open-label trial ongoing; data readout expected in 2H25 • Descartes-08 Pediatric Basket Trial: IND filing made for Phase 2 study; trial initiation expected 2H25 • Descartes-15: Phase 1 first-in-human trial ongoing

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY27 Appendix

MGC reductions sustained through 12 Months PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY28 Primary Efficacy Dataset (No Prior Biologics) • Average MGC reduction of 7.1 (±2.2) points at Month 4, maintained through Month 12 (6.4±2.8) • Average MGC reduction for participants without exposure to prior biologics of 9.7 (±3.0) points at Month 4, maintained through Month 12 (11.0±4.0) Clinically meaningful decrease Clinically meaningful decrease Primary Efficacy Dataset Month 3 (n=15), Month 4 to Month 12 (n=12*) *Three participants lost to follow-up Missing data from one patient from Month 6 to Month 12 and imputed through Month 12 Descartes-08 Placebo Month 3 (n=9), Month 4 (n=7*), Month 6 (n=7), Month 9 (n=7), Month 12 (n=7) *Two participants lost to follow-up Descartes-08

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY29 Phase 2b trial: double-blind, placebo-controlled clinical trial of Descartes-08 in patients with myasthenia gravis Day -70 Day -60 Day -50 Day -40 Day -30 Day -20 Day -10 Leukapheresis & Cell Processing Days -59 to -10 Randomization WK1 6 8 12 Blinded Dosing Six weekly doses of Descartes-08 or placebo Follow-Up Month 1, Month 2, Month 3 Descartes-08 Open Label Follow-Up Month 4, Month 6, Month 9, Month 12 1:1 Placebo Unblinding Open Label Follow-Up Month 2, Month 3, Month 4, Month 6, Month 9, Month 12 Descartes-08 Placebo to Descartes-08 Cross Over INCLUSION CRITERIA • Non-MuSK-MG • MGFA Class II-IV • MG-ADL ≥6 • Severe disease despite stable doses of immunosuppressants PRIMARY ENDPOINT • Proportion of patients with MG Composite improvement of ≥5- points at Month 3, relative to placebo • Predefined primary efficacy dataset SECONDARY OBJECTIVES • Safety and tolerability from predefined safety dataset • Quantify clinical effect of Descartes-08 over 1 year • QMG, MG QoL 15R, MG-ADL (change from baseline to Month 3) • Compare effect of Descartes-08 versus placebo on MG scales (change from baseline to Month 3) in patients who cross over from placebo to Descartes-08 Single infusion Vein-to-vein time ~3 weeks

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY30 Approximately 15% reduction in AChR antibody titer at Month 3 is in line with Phase 2a data Average reduction (±SEM) in AChR antibody in participants with baseline levels above LLOQ randomized to Descartes-08 (n=12) vs. Placebo (n=9). Phase 2a data Individual Anti-AChR antibody titers in all participants receiving six once-weekly infusions in the Phase 2a trial with detectable baseline levels (n=3). -14.8% +37.9% SEM, Standard error of the mean LLOQ, Lower limit of quantification

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY31 Descartes-08 observed not to deplete broader antibody repertoire or decrease vaccine titers for common viruses No significant change in common vaccine titers at primary end point (Day 85) relative to Day 12 No significance change in Ig at primary end point (D85) vs. Day 11 Not shown: anti-Men Sero C, anti-Men Sero W135, anti-Men Sero Y, anti-Diphtheria, anti-Measels, anti-Mumps and anti-Rubella titers Descartes-08 (DC08) Placebo (PLCB)Descartes-08 (DC08) Placebo (PLCB) 0.0 0.5 1.0 1.5 R el at iv e to Ba se lin e (D 85 /D 1; XD 85 /X D1 ) IgG 1. Data indicate change in Ig levels for each participant in the miTT group (n = 26) at Day 85 relative to Day 1. Data are individual values, median, range and IQR. 2. Data indicate change in vaccines titers for each participant in the mITT group (n=26) at Day 85 relative to Day 1. Data are individual values, median, range and IQR. Ig, Immunoglobulin VZV, Varicella zoster virus mITT, Modified intent-to-treat

Descartes-08 is designed for dual action, precisely targeting two key BCMA+ cell populations involved in a spectrum of autoimmune diseases

Descartes-08 is designed to target BCMA, a surface antigen expressed on ***plasma cells/plasmablasts*** and ***plasmacytoid dendritic cells***

PLASMA CELLS (PCs) AND PLASMABLASTS

- PCs, plasmablasts and proliferating B cells targeted by Descartes-08 represent a tiny fraction of B cells
- These cells are entirely responsible for secreting pathogenic autoantibodies
- During autoimmunity, autoantibodies attack host tissue and drive inflammation

PLASMACYTOID DENDRITIC CELLS (pDCs)

- pDCs, which Descartes-08 is designed to target, are a rare subset of antigen-presenting cells
- These cells secrete high levels of cytokines (i.e., type I interferons) that cause inflammation and tissue damage during many human autoimmune diseases
- pDCs are increased in patients with autoimmunity (e.g., SLE) and interfere with optimal treatment

Several autoimmune disease segments involve pathogenic contributions from ***both PCs/plasmablasts*** and ***pDCs***, including rheumatology, nephrology, neurology, and others

Selectively deleting PCs/plasmablasts and pDCs, if successful, may create a differentiated cell therapy platform


Plasma cell
Autoantibodies
Attack of disease-specific host tissues


Ab-bound nuclear antigen
pDC activation
type I interferons
Cytokine driven Inflammation and tissue damage

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